[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.
SECOND AMENDMENT TO LICENSE AGREEMENT - ROLONTIS
This SECOND AMENDMENT TO LICENSE, DEVELOPMENT AND SUPPLY AGREEMENT - ROLONTIS (this “Second Amendment”) is made and effective as of January 1st, 2022 (the “Second Amendment Effective Date”) by and between Spectrum Pharmaceuticals Inc., a Delaware corporation (“Spectrum”) and Hanmi Pharmaceuticals Co., Ltd., a company incorporated under the laws of the Republic of Korea (“Hanmi”). In this Second Amendment, Hanmi and Spectrum each may be referred to individually as a “Party” and together as the “Parties.”
WHEREAS, Spectrum and Hanmi are parties to that certain License, Development and Supply Agreement, dated October 8, 2014, as amended by that certain First Amendment dated February 28, 2018 (the “License Agreement”), pursuant to which Hanmi granted to Spectrum an exclusive license under the Licensed Technology to develop and commercialize Products in the Field in the Spectrum Territory (each as defined in the License Agreement); and
WHEREAS, the Parties wish to revise the terms of the License Agreement with respect to the milestone payments and royalty payments payable by Spectrum to Hanmi upon the occurrence of certain events, as set forth below:
NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and conditions contained in this Second Amendment, the Parties agree as follows:
1.    Unless otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement.
2.    Amendment of Section 4.2 of the License Agreement. Section 4.2 of the License Agreement (“Milestone Payments”) is hereby amended by deleting Section 4.2(a)(i) in its entirety; for the avoidance of doubt, the terms and conditions of this Second Amendment shall prevail over any conflicting provisions, if any, under the existing License Agreement.
3.    Amendment of Section 4.3 of the License Agreement. Section 4.3 of the License Agreement (“Royalty Payments”) is hereby amended by deleting Section 4.3(a) in its entirety and substituting the following in lieu thereof; for the avoidance of doubt, the terms and conditions of this Second Amendment shall prevail over any conflicting provisions, if any, under the existing License Agreement:
4.3    Royalty Payments.
(a) Royalty Rate. Subject to the terms and conditions of the License Agreement, Spectrum shall pay to Hanmi a flat [***] on aggregate Annual Net Sales (whether such aggregate Annual Net Sales are achieved by Spectrum or any of its Affiliates or Sublicenses).
In addition to the foregoing, beginning from Year 3 (as defined below) after the Commercial Launch of the Product, Spectrum shall pay to Hanmi an additional [***] on aggregate Annual Net Sales (whether such aggregate Annual Net Sales are achieved by Spectrum or any of its Affiliates or Sublicensees) (the

“Supplemental Royalty”). The Supplemental Royalty will terminate once the aggregate payments made to Hanmi as a result of the Supplemental Royalty meet US $[***]. For the avoidance of doubt, Year 1 means the period from the date of the Commercial Launch of the Product to the last day of the calendar year following the year which includes such
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Commercial Launch; Year 2 means the calendar year following Year 1; and Year 3 means the calendar year following Year 2.
For the avoidance of doubt, and by way of example for clarity in calculating the royalties, assuming that the Commercial Launch date is July 1, 2022, the royalties shall be calculated as follows:

Years from Commercial Launch	Total Royalty
Years 1-2 (From July 1,2022 to December 31, 2024)	[***]
Beginning from Year 3, continuing until cumulative the Supplemental Royalties amount meets US $[***] (From January 1, 2025)	[***] [***]
At all times after cumulative Supplemental Royalties have met US $[***]	[***]

4.    Continuing Effect. Except as specifically amended by this Second Amendment, the License Agreement shall remain in full force and effect in accordance with its terms. Sections or other headings contained in this Second Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Second Amendment.
5.    Counterparts. This Second Amendment may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.
[Signature Page Immediately Follows]

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IN WITNESS WHEREOF, the Parties have executed this Second Amendment to License, Development and Supply Agreement - Rolontis as of the Second Amendment Effective Date.

SPECTRUM PHARMACEUTICALS, INC.	HANMI PHARMACEUTICALS CO., LTD.
By: /s/ Thomas Riga	By: /s/ Se-Chang Kwon
Name: Thomas Riga	Name: Se-Chang Kwon
Title: President and CEO	Title: CEO

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